Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The unaudited pro forma condensed combined balance sheet as of March 31, 2014 is presented as if the merger with Sterling had occurred on March 31, 2014.

(in thousands)

	Umpqua Historical	Sterling Historical	Pro Forma Merger Adjustments	Notes	Pro Forma Combined
Cash and due from banks	$196,963	$106,650	$—		$303,613
Restricted cash	—	7,000	—		7,000
Interest bearing deposits	887,620	329,916	(328,694)	A	888,842
Temporary investments	525	—	—		525
Total cash and cash equivalents	1,085,108	443,566	(328,694)		1,199,980
Investment securities, trading	4,498	4,493	—		8,991
Investment securities, available for sale	1,701,730	1,386,382	—		3,088,112
Investment securities, held to maturity	5,465	154	—		5,619
Loans held for sale	73,106	229,084	(82,748)	B	219,442
Non-covered loans and leases	7,411,108	7,421,139	(318,347)	C	14,513,900
Less: allowance for noncovered loan and lease losses	(86,709)	(135,976)	135,976	D	(86,709)
Non-covered loans and leases, net	7,324,399	7,285,163	(182,371)		14,427,191
Covered loans and leases, net of allowance	342,263	—	—		342,263
Restricted equity securities	29,948	—	—		29,948
Premises and equipment, net	180,199	98,095	22,662	E	300,956
Mortgage servicing rights	49,220	59,955	11,986	F	121,161
Goodwill	764,304	52,018	971,494	G	1,787,816
Other intangible assets, net	11,184	14,342	40,219	H	65,745
Non-covered other real estate owned	22,034	7,891	(460)	I	29,465
Covered other real estate owned	1,746	—	—		1,746
FDIC indemnification asset	18,362	—	—		18,362
Bank owned life insurance	97,589	193,015	—		290,604
Deferred tax asset	11,393	275,502	29,165	J	316,060
Accrued interest receivable	24,572	28,896	—		53,468
Other assets	91,606	129,981	—		221,587
Total assets	$11,838,726	$10,208,537	$481,253		$22,528,516

Non-interest bearing demand deposits	$2,465,606	$1,896,353	$(56,831)	K	$4,305,128
Interest bearing deposits	6,807,977	5,236,517	(153,800)	K	11,890,694
Total deposits	9,273,583	7,132,870	(210,631)		16,195,822

Securities sold under agreements to repurchase - customer	262,483	39,972	—		302,455
Securities sold under agreements to repurchase - broker/dealer	—	500,000	46,795	L	546,795
Term debt	250,964	976,059	3,690	M	1,230,713
Junior subordinated debentures, at fair value	87,800	—	156,105	N	243,905
Junior subordinated debentures, at amortized cost	101,818	245,300	(245,300)	O	101,818
Other liabilities	127,602	103,128	333	P	231,063
Total liabilities	10,104,250	8,997,329	(249,008)		18,852,571

Preferred stock	—	—	—		—
Common stock	1,514,969	1,972,921	20,548	Q	3,508,438
Retained earnings/accumulated deficit	219,686	(788,986)	736,986	R	167,686
Accumulated other comprehensive income	(179)	27,273	(27,273)	S	(179)
Total shareholders’ equity	1,734,476	1,211,208	730,261		3,675,945

Total liabilities and shareholders’ equity	$11,838,726	$10,208,537	$481,253		$22,528,516

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The unaudited pro forma condensed combined income statements for the three months ended March 31, 2013 and March 31, 2014 are presented as if the merger and the FinPac acquisition had occurred on January 1, 2013.

	Three Months Ended March 31, 2014					Three Months Ended March 31, 2013
(in thousands, except earnings per share)	Umpqua Historical	Sterling Historical	Sterling Pro Forma Merger Adjustments	Notes	Pro Forma Combined	Umpqua Historical	FPH, LLC Historical (1/1/2013 to 3/31/2013)	FinPac Pro Forma Merger Adjustments (1/1/2013 to 3/31/2013)	Notes	Sterling Historical	Sterling Pro Forma Merger Adjustments	Notes	Pro Forma Combined
Interest Income:
Non-covered loans and leases	$91,268	$86,153	$5,568	T	$182,989	$78,545	$14,294	$(1,224)	T	$81,187	$4,061	T	$176,863
Covered loans	12,718	—	—		12,718	14,580	—	—		—	—		14,580
Interest and dividends on investment securities	11,453	10,357	—		21,810	10,956	—	—		9,418	—		20,374
Temporary investments and interest bearing deposits	441	156	(173)	U	424	252	—	—		152	(173)	U	231
Total interest income	115,880	96,666	5,395		217,941	104,333	14,294	(1,224)		90,757	3,888		212,048

Interest Expense:
Deposits	3,848	5,153	(1,424)	V	7,577	5,878	—	—		6,307	(2,236)	V	9,949
Federal funds purchased and securities sold under agreement to repurchase	41	4,657	(3,360)	W	1,338	31	—	—		4,775	(3,360)	W	1,446
Term debt	2,273	1,757	(406)	X	3,624	2,273	1,747	—		1,333	(291)	X	5,062
Junior subordinated debentures	1,880	1,411	—		3,291	1,962	—	—		1,448	—		3,410
Total interest expense	8,042	12,978	(5,190)		15,830	10,144	1,747	—		13,863	(5,887)		19,867

Net interest income	107,838	83,688	10,585		202,111	94,189	12,547	(1,224)		76,894	9,775		192,181

Provision for credit losses - non-covered	5,400	—	—	Y	5,400	6,988	2,577	—	Y	—	—	Y	9,565
(Recapture of) provision for credit losses - covered	571	—	—		571	232	—	—		—	—		232
Net interest income after provision for (recapture of) credit losses	101,867	83,688	10,585		196,140	86,969	9,970	(1,224)		76,894	9,775		182,384

Non-interest income:
Service charges on deposit accounts	7,767	13,710	(4,247)	Z	17,230	6,992	—	—		13,140	(3,463)	Z	16,669
Brokerage commissions and fees	3,725	922	—		4,647	3,636	—	—		990	—		4,626
Mortgage banking revenue, net	10,439	7,788	—		18,227	23,568	—	—		13,794	—		37,362
Gain on sale of investment securities, net	—	—	—		—	7	—	—		—	—		7
Other than temporary impairment losses on investment securities	—	—	—		—	—	—	—		—	—		—
Portion of other-than-temporary impairment losses transferred from OCI	—	—	—		—	—	—	—		—	—		—
Loss on junior subordinated debentures carried at fair value	(542)	—	(966)	AA	(1,508)	(542)	—	—		—	(966)	AA	(1,508)
Bargain purchase gain on acquisition	—	—	—		—	—	—	—		7,544	—		7,544
Gain (Loss) on other assets	7	(6,389)	7,000	AB	618	121	—	—		57	—		178
Charge on prepayment of debt	—	—	—		—	—	—	—		—	—		—
Gain on other loan sales	517	2,641	—		3,158	744	—	—		25	—		769
Bank owned life insurance	736	1,461	—		2,197	760	—	—		1,557	—		2,317
Change in FDIC indemnification asset	(4,840)	—	—		(4,840)	(5,073)	—	—		—	—		(5,073)
Other income	5,198	77	—		5,275	3,802	790	—		459	—		5,051
Total non-interest income	23,007	20,210	1,787		45,004	34,015	790	—		37,566	(4,429)		67,942

Non-interest expense:
Salaries and employee benefits	53,218	47,576	(101)	AC	100,693	51,505	1,979	182	AC	42,436	(5)	AC	96,097
Net occupancy and equipment	16,501	11,761	—		28,262	14,735	407	—		10,173	—		25,315
Communications	2,902	9,783	—		12,685	3,203	81	—		8,728	—		12,012
Marketing	1,005	1,666	—		2,671	861	—	—		2,436	—		3,297
Supplies	896	321	—		1,217	718	—	—		469	—		1,187
Services	5,990	3,241	—		9,231	5,893	682	—		5,952	—		12,527
FDIC assessments	1,863	1,178	—		3,041	1,651	—	—		1,930	—		3,581
Net (gain) loss on non-covered OREO	(18)	1,508	—		1,490	(130)	—	—		2,030	—		1,900
Net (gain) loss on covered OREO	(46)	—	—		(46)	284	—	—		—	—		284
Intangible amortization	1,194	1,218	1,735	AD	4,147	1,204	177	—		1,659	2,024	AD	5,064
Merger related expense	5,983	2,715	—		8,698	1,531	—	—		1,036	—		2,567
Other expenses	7,030	4,198	(213)	AE	11,015	4,307	506	(385)	AE	5,080	(233)	AE	9,275
Total non-interest expense	96,518	85,165	1,421		183,104	85,762	3,832	(203)		81,929	1,786		173,106

Income before provision for income taxes	28,356	18,733	10,951		58,040	35,222	6,928	(1,021)		32,531	3,560		77,220
Provision for income taxes	9,592	6,380	4,216	AF	20,188	11,861	2,716	(393)	AF	9,853	1,371	AF	25,408
Net income	$18,764	$12,353	$6,735		$37,852	$23,361	$4,212	$(628)		$22,678	$2,189		$51,812

Net income	$18,764	$12,353	$6,735		$37,852	$23,361	$4,212	$(628)		$22,678	$2,189		$51,812
Dividends and undistributed earnings allocated to participating securities	113	—	—		113	183	—	28		—	—		211
Net earnings available to common shareholders	$18,651	$12,353	$6,735		$37,739	$23,178	$4,212	$(656)		$22,678	$2,189		$51,601

Earnings per common share:
Basic	$0.17	$0.20			$0.17	$0.21	$—			$0.36			$0.24
Diluted	$0.17	$0.19			$0.17	$0.21	$—			$0.36			$0.24

Weighted average number of common shares outstanding:
Basic	112,170	62,398	41,870	AG	216,438	111,937	—	—		62,242	41,765	AG	215,944
Diluted	112,367	63,731	42,782	AH	218,880	112,118	—	—		63,005	43,247	AH	218,370

Note 1—Basis of Presentation

The unaudited pro forma condensed combined financial information and explanatory notes have been prepared to illustrate the effects of the merger involving Umpqua and Sterling under the acquisition method of accounting with Umpqua treated as the acquirer. The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and does not necessarily indicate the financial results of the combined companies had the companies actually been combined at the beginning of each period presented, nor does it necessarily indicate the results of operations in future periods or the future financial position of the combined entities. Under the acquisition method of accounting, the assets and liabilities of Sterling, as of the effective date of the merger, will be recorded by Umpqua at their respective fair values and the excess of the merger consideration over the fair value of Sterling’s net assets will be allocated to goodwill.

The merger, which was completed on April 18, 2014, provided for Sterling common shareholders to receive 1.671 shares of Umpqua common stock and $2.18 in cash for each share of Sterling common stock they held immediately prior to the merger. The value of the per share merger consideration was approximately $33.23 based upon the $18.58 closing price of Umpqua common stock on the date of merger closing multiplied by the exchange ratio of 1.671 and adding the cash portion of the merger consideration of $2.18 per share.  The pro forma allocation of purchase price reflected in the unaudited pro forma condensed combined financial information is subject to adjustment and may vary from the actual purchase price allocation that will be recorded.  Adjustments may include, but not be limited to, changes in (i) Sterling’s balance sheet through the effective time of the merger; (ii) total merger related expenses if consummation and/or implementation costs vary from currently estimated amounts; and (iii) the underlying values of assets and liabilities if market conditions differ from current assumptions.

The accounting policies of both Umpqua and Sterling are in the process of being reviewed in detail. Upon completion of such review, conforming adjustments or financial statement reclassification may be determined.

Note 2—Estimated Merger and Integration Costs

In connection with the merger, the plan to integrate Umpqua’s and Sterling’s operations is still being developed. Over the next several months, the specific details of these plans will continue to be refined. Umpqua and Sterling are currently in the process of assessing the two companies’ personnel, benefit plans, premises, equipment, computer systems, supply chain methodologies, and service contracts to determine where they may take advantage of redundancies or where it will be beneficial or necessary to convert to one system. Certain decisions arising from these assessments may involve involuntary termination of Sterling’s employees, vacating Sterling’s leased premises, changing information systems, canceling contracts between Sterling and certain service providers and selling or otherwise disposing of certain premises, furniture and equipment owned by Sterling. Additionally, as part of our formulation of the integration plan, certain actions regarding existing Umpqua information systems, premises, equipment, benefit plans, supply chain methodologies, supplier contracts, and involuntary termination of personnel may be taken. Umpqua expects to incur merger-related expenses including system conversion costs, employee retention and severance agreements, communications to customers, and others. To the extent there are costs associated with these actions, the costs will be recorded based on the nature and timing of these integration actions. Most acquisition and restructuring costs are recognized separately from a business combination and generally will be expensed as incurred. We estimate total merger related cost to be approximately $80 million.  We incurred $6.2 million of merger expense in 2013 and $6.0 during three months ended March 31, 2014, and anticipate the majority of the remainder to be incurred in 2014.

Note 3—Estimated Annual Cost Savings

Umpqua expects to realize $87 million in annual pre-tax cost savings following the merger, which management expects to be phased-in over a two-year period, but there is no assurance that the anticipated cost savings will be realized on the anticipated time schedule or at all. These cost savings are not reflected in the presented pro forma financial information.

Note 4—Divestiture of Sterling branches

Due to competitive considerations of the merger in accordance with regulatory guidelines, Sterling branches in several banking markets will be divested in conjunction with the merger.  These amounts are reflected in the pro forma adjustments below.  However, other asset dispositions not required as further discussed in Note 2 are not included in the pro forma adjustments.

Note 5—Preliminary Purchase Accounting Allocation

The unaudited pro forma condensed combined financial information reflects the issuance of approximately 104,386,252 shares of Umpqua common stock totaling approximately $1.94 billion as well as cash consideration of approximately $136.2 million and liability for future cash consideration for exchange of warrants of $6.5 million. The merger will be accounted for using the acquisition method of accounting; accordingly Umpqua will recognize Sterling’s assets (including identifiable intangible assets) and liabilities at their respective estimated fair values as of the merger date. Accordingly, the pro forma purchase consideration and the assets acquired and the liabilities assumed based on their estimated fair values are summarized in the following table.

	March 31, 2014
	(in thousands)
Fair value consideration to Sterling shareholders
Cash paid (62,469,331 shares at $2.18 per share and cash-in-lieu of fractional shares)		$136,191
Liability recorded for warrants (2,960,238 shares at $2.18 per share)		6,453
Fair value of common shares issued (62,469,331 shares at approximately $31.05 price per share)		1,939,497
Fair value of warrants, common stock options, and restricted stock exchanged (6,380,825 shares at a weighted average pre-merger service period cost per share of approximately $8.46)		53,972
Total pro forma purchase price		$2,136,113
Fair value of assets acquired:
Cash and cash equivalents	$303,063
Investment securities	1,391,029
Non-covered loans and leases, net	7,249,128
Premises and equipment, net	120,757
Mortgage servicing rights	71,941
Other intangible assets, net	54,561
Non-covered other real estate owned	7,431
Bank owned life insurance	193,015
Deferred tax asset	304,667
Accrued interest receivable	28,896
Other assets	129,981
Total assets acquired	$9,854,469
Fair value of liabilities assumed:
Deposits	$6,922,239
Securities sold under agreements to repurchase	586,767
Term debt	979,749
Junior subordinated debentures	156,105
Other liabilities	103,128
Total liabilities assumed	$8,747,988
Net assets acquired		$1,106,481
Preliminary pro forma goodwill		$1,023,512

Note 6—Pro Forma Adjustments

The following pro forma adjustments have been reflected in the unaudited pro forma condensed combined financial information. All adjustments are based on current assumptions and valuations, which are subject to change.

Balance Sheet
(dollars in thousands)
A	Adjustments to cash and cash equivalents
	To reflect cash used to purchase Sterling	$(136,191)
	To reflect cash paid for merger expenses	(52,000)
	To reflect cash paid for divestiture of Sterling branches	(140,503)
		$(328,694)

B	Adjustment to loans held for sale
	To reflect loans sold with divestiture of Sterling branches at merger date.	$(82,748)

C	Adjustments to non-covered loans and leases

To reflect estimated fair value at merger date. The adjustment to loans is primarily related to credit deterioration in the acquired loan portfolio. The credit adjustment to loans is calculated as 3.5% of gross loans. During Umpqua’s due diligence on Sterling, Umpqua reviewed loan information across collateral types and geographic distributions. Umpqua applied traditional loan examination methodologies to arrive at the fair value adjustment. The rate adjustment to loans reflects estimated fair value at merger date based on current market rates for similar assets and will be accreted to income using the effective yield method over the contractual lives of the loans, which is approximately ten years.

		$(302,000)
	To reflect removal of deferred loan fees, costs and dealer incentives	(16,347)
		$(318,347)

D	Adjustment to allowance for non-covered loan and lease losses
	To remove Sterling allowance at merger date as the credit risk is contemplated in the fair value adjustment in Adjustment B above.	$135,976

E	Adjustment to premises and equipment, net
	To reflect divestiture of Sterling branches at merger date.	$(2,295)
	To reflect fair value adjustments to acquired premises and equipment	$24,957
		$22,662

F	Adjustment to mortgage servicing rights
	To reflect estimated fair value at merger date based on current market rates for similar assets.	$11,986

G	Adjustments to goodwill
	To remove Sterling goodwill at merger date	$(52,018)
	To reflect the goodwill associated with the merger	1,023,512
		$971,494

H	Adjustments to other intangible assets, net
	To remove Sterling other intangible assets, net	$(14,342)
	To record the third party calculated fair value of acquired identifiable intangible assets. The acquired core deposit intangible will be amortized over ten years using a sum-of-the-years-digits method.	54,561
		$40,219

I	Adjustment to non-covered other real estate owned
	To record the estimated fair value of acquired non-covered other real estate owned.	$(460)

J	Adjustments to deferred tax asset
	To reflect deferred tax asset created in the merger, which is calculated as follows:
	Adjustments to non-covered loans and leases	$302,000
	Adjustment to allowance for non-covered loan and lease losses	(135,976)
	Adjustment to deferred loan fees/costs	16,347
	Adjustments to premises and equipment	(24,957)
	Adjustment to mortgage servicing rights	(11,986)
	Adjustments to other intangible assets, net	(40,219)
	Adjustment to non-covered other real estate owned	460
	Adjustments to deposits	14,915
	Adjustments to other liabilites (deferred revenue and rent)	(6,120)
	Adjustment to securities sold under agreements to repurchase - broker/dealer	46,795
	Adjustments to term debt	3,690
	Adjustment to junior subordinated debentures	(89,195)
	Subtotal for fair value adjustments	$75,754
	Calculated deferred tax asset at Umpqua’s estimated statutory tax rate of 38.5%	$29,165

K	Adjustments to deposits
	To reflect estimated fair value at merger date based on current market rates for similar products. This adjustment will be accreted into income over the estimated lives of the deposits, which is approximately three years.	$14,915
	To reflect deposits sold with divestiture of Sterling branches at merger date.
	Non-interest bearing demand deposits	(56,831)
	Interest bearing deposits	(168,715)
		$(210,631)

L	Adjustment to securities sold under agreements to repurchase - broker/dealer
	To reflect estimated fair value at merger date based on current market rates and spreads for similar borrowings. This estimated premium will be accreted to interest expense over the remaining contractual life of such borrowings, which is approximately 4 years.	$46,795

M	Adjustment to term debt
	To reflect estimated fair value at merger date based on current market rates and spreads for similar borrowings. This estimated premium will be accreted to interest expense over the remaining contractual life of such borrowings, which is approximately three years.	$3,690

N	Adjustment to junior subordinated debentures, at fair value
	To reclassify junior subordinated debentures, at amortized cost to junior subordinated debentures, at fair value. Junior subordinated debentures acquired will be held at fair value.	$245,300
	To reflect estimated fair value at merger date based on third party valuation.	(89,195)
		$156,105

O	Adjustment to junior subordinated debentures, at amortized cost
	To reclassify junior subordinated debentures, at amortized cost to junior subordinated debentures, at fair value. Junior subordinated debentures acquired will be held at fair value.	$(245,300)

P	Adjustment to other liabilities
	To remove deferred revenue and deferred rent liabilities	$(6,120)
	To record liability created due to exchange of Sterling warrants.	$6,453
		$333

Q	Adjustments to common stock
	To eliminate historical Sterling common stock	$(1,972,921)
	To reflect the issuance and exchange of Umpqua common stock to Sterling shareholders	1,993,469
		$20,548

R	Adjustment to retained earnings/accumulated deficit
	To eliminate historical Sterling accumulated deficit	$788,986
	To adjust for after tax merger expenses	(52,000)
		$736,986

S	Adjustment to accumulated other comprehensive income
	To eliminate historical Sterling accumulated other comprehensive income	$(27,273)

Income Statements (dollars in thousands)		Three Months Ended March 31, 2014	Three Months Ended March 31, 2013
T	Adjustments to non-covered loans and leases interest income
	FinPac
	To reflect adjusted interest income from leases due to the estimated loss of income from the write-off of FinPac’s loan mark and the amortization of the new interest rate mark and the accretion of the acquisition accounting adjustment relating to the credit mark. The amortization period will be the contractual lives of the leases, which is approximately four years, and will be amortized into income using the effective yield method.	$—	$(1,224)
	Sterling
	To reflect accretion of loan rate discount resulting from non-covered loans and leases fair value pro forma Adjustment C using effective yield methodology over the estimated lives of the acquired loan portfolio, which is approximately ten years.	$4,433	$4,048
	To reclassify miscellaneous loan fees from service charges on deposit accounts to non-covered loans and leases interest income to conform with consolidated presentation.	2,248	1,316
	To reflect non-covered loans and leases interest income on branches divested at merger date.	(1,113)	(1,303)
		$5,568	$4,061

U	Adjustments to interest income on temporary investments and interest bearing deposits
	Sterling
	To reflect adjusted interest income on temporary investments and interest bearing cash due to cash paid for purchase and divestiture of Sterling branches.	$(173)	$(173)

V	Adjustments to interest expense on deposits
	Sterling
	To reflect amortization of deposit premium resulting from deposit fair value pro forma Adjustment K based on weighted average life of time deposits being approximately three years.	$(1,283)	$(2,050)
	To reflect interest expense on branches divested at merger date.	(141)	(186)
		$(1,424)	$(2,236)

W	Adjustments to interest expense on Federal funds purchased and securities sold under agreement to repurchase
	Sterling
	To reflect amortization of securities sold under agreements to repurchase premium resulting from Securities sold under agreements to repurchase fair value pro forma Adjustment L based on weighted average life of borrowings of 20 months.	$(3,360)	$(3,360)

X	Adjustments to interest expense on term debt
	Sterling
	To reflect amortization of term debt premium resulting from term debt fair value pro forma Adjustment M.	$(406)	$(291)

Y	Adjustments to provision for credit losses - non-covered
	FinPac
	With acquired leases recorded at fair value, Umpqua would expect a reduction in the historical the provision for loan and lease losses from FinPac, however no adjustment to the historical amount of FinPac provision for loan and lease losses is reflected in this pro forma financial information.	$—	$—

	Sterling
	With acquired loans recorded at fair value, Umpqua would expect a reduction in the provision for loan losses from Sterling, however no adjustment to the historical amount of Sterling provision for loan losses is reflected in this pro forma financial information.	$—	$—

Z	Adjustments to service charges on deposit accounts
	Sterling
	To reflect service charges on deposit accounts on branches divested at merger date.	$(560)	$(708)
	To reclassify miscellaneous loan fees from service charges on deposit accounts to non-covered loans and leases interest income to conform with consolidated presentation.	(2,248)	(1,316)
	To reflect lower service charges on deposit accounts as a result of passing $10 billion asset threshold.	(1,439)	(1,439)
		$(4,247)	$(3,463)

AA	Adjustment to loss on junior subordinated debentures carried at fair value
	Sterling
	To reflect change in fair value of junior subordinated debenture discount resulting from junior subordinated debenture fair value pro forma Adjustment N based on remaining average life of junior subordinated debentures of 23.1 years.	$(966)	$(966)

AB	Adjustment to gain (loss) on sale of other assets
	Sterling
	To remove loss on sale of branch divestiture.	$7,000	$—

AC	Adjustments to salaries and employee benefits
	FinPac
	To reflect additional compensation expense related to restricted stock granted to FinPac management.	$—	$205
	To remove Financial Pacific Holdings LLC salaries and employee benefits	—	(92)
	To reclassify private equity compensation expense from other expense.	—	69
		$—	$182
	Sterling
	To reflect salaries and employee benefits related to branches divested at merger date.	$(647)	$(551)
	To reflect additional compensation expense related to restricted stock granted to Sterling management and retention bonuses of top five retained executives.	546	546
		$(101)	$(5)

AD	Adjustments to amortization of intangibles
	Sterling
	To reflect amortization of acquired intangible assets based on amortization period of ten years and using the sum-of-the-years-digits method of amortization	1,735	2,024
		$1,735	$2,024

AE	Adjustments to other expenses
	FinPac
	To remove management fees.	$—	$(286)
	To remove director compensation and travel fees.	—	(30)
	To reclassify private equity compensation expense to salaries and benefits.	—	(69)
		$—	$(385)
	Sterling
	To reflect other expenses related to branches divested at merger date.	(213)	(233)
		$(213)	$(233)

AF	Adjustments to income tax provision
	FinPac
	To reflect the income tax effect of pro forma adjustments at Umpqua’s statutory tax rate of 38.5%	$—	$(393)
	Sterling
	To reflect the income tax effect of pro forma adjustments at Umpqua’s statutory tax rate of 38.5%	$4,216	$1,371

AG	Adjustment to weighted average number of common shares outstanding - Basic
	Sterling
	To reflect acquisition of Sterling common shares.	(62,398)	(62,242)
	To reflect issuance of Umpqua common stock as Sterling shareholders will receive 1.671 shares of Umpqua common stock for each share of Sterling common stock they hold immediately prior to the merger.	104,268	104,007
		41,870	41,765

AH	Adjustment to weighted average number of common shares outstanding - Diluted
	Sterling
	To reflect acquisition of Sterling common shares.	(63,731)	(63,005)
	To reflect issuance of Umpqua common stock as Sterling shareholders will receive 1.671 shares of Umpqua common stock for each share of Sterling common stock they hold immediately prior to the merger.	104,268	104,007
	To reflect issuance of Umpqua common stock as Sterling restricted stock award holders and stock option holders will receive 1.7896 shares of Umpqua common stock for each restricted stock award or stock option they hold immediately prior to the merger and Sterling warrant holders will receive 1.671 shares of Umpqua common stock for each warrant they hold immediately prior to the merger.	2,245	2,245
		42,782	43,247

COMPARATIVE PER SHARE DATA

Shares issued for purchase	104,386,252

	Umpqua	Pro Forma Combined Umpqua and FinPac	Sterling Historical	Umpqua Pro Forma Combined	Sterling Pro Forma Per Equivalent Sterling Share (1)
Basic Earnings
Three Months ended March 31, 2014	$0.17	$0.17	$0.20	$0.17	$0.29
Three Months ended March 31, 2013	$0.21	$0.24	$0.36	$0.24	$0.40

Diluted Earnings
Three Months ended March 31, 2014	$0.17	$0.17	$0.19	$0.17	$0.29
Three Months ended March 31, 2013	$0.21	$0.24	$0.36	$0.24	$0.40

Cash Dividends Paid (2)
Three Months ended March 31, 2014	$0.15	$0.15	$0.20	$0.15	$0.25
Three Months ended March 31, 2013	$0.10	$0.10	$—	$0.10	$0.17

Book Value
March 31, 2014	$15.44	$15.44	$19.39	$16.98	$28.38
March 31, 2013	$15.49	$15.52	$19.86	$16.96	$28.34

(1) Computed by multiplying the Umpqua pro forma combined amounts by the exchange ratio of 1.671.

(2) Pro forma combined cash dividends paid are based only upon Umpqua’s historical amounts